UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2006



                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




      REPUBLIC OF PANAMA               001-08430                 72-0593134
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



777 N. Eldridge Parkway, Houston, Texas                              77079
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(Address of principal executive offices)                          (Zip Code)



Registrant's Telephone Number, including Area Code:  (281) 870-5901
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 23, 2006, McDermott International, Inc. announced the appointment of John F. Bookout III to our Board of Directors. Mr. Bookout's membership on the Board will be effective October 23, 2006 and he will serve as a member of the Audit Committee of our Board.


Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits

         99.1   Press Release dated October 23, 2006





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 McDERMOTT INTERNATIONAL, INC.




                                 By: /s/ Michael S. Taff
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                                     Michael S. Taff
                                     Vice President and Chief Accounting Officer




October 23, 2006